                                                                    Exhibit 3.77

                            CERTIFICATE OF AMENDMENT
                                STOCK CORPORATION
                      Office of the Secretary of the State
  30 Trinity Street / P.O. Box 150470 / Hartford, CT 06115-0470 / Rev. 12/1999

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                                       SECRETARY OF THE STATE
                                 CONNECTICUT SECRETARY OF THE STATE
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1. NAME OF CORPORATION
         International Microwave Corporation
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2. THE CERTIFICATE OF INCORPORATION IS (CHECK A., B., OR C.):

   X    A. AMENDED.
-------

        B. AMENDED AND RESTATED.
-------

        C. RESTATED.
-------

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3. TEXT OF EACH AMENDMENT / RESTATEMENT

   RESOLVED, that Article First of the Amended Certificate of
   Incorporation of the Corporation be amended to read as follows:

   "FIRST: The name of the corporation is L-3 Communications IMC Corporation."
    -----







     (PLEASE REFERENCE AN 8 1/2 X 11 ATTACHMENT IF ADDITIONAL SPACE IS NEEDED)
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                                               SECRETARY OF THE STATE
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
                                                                               2
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                                         CONNECTICUT SECRETARY OF THE STATE

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4. VOTE INFORMATION (CHECK A., B. OR C.):
      X    A.   THE RESOLUTION WAS APPROVED BY SHAREHOLDERS AS FOLLOWS:
-----------
          (SET FORTH ALL VOTING INFORMATION REQUIRED BY CONN. GEN. STAT.
           SECTION 33-800 AS AMENDED IN THE SPACE PROVIDED BELOW)

               The Corporation's issued and outstanding capital stock consists solely of 200 shares of common stock, par value $0.01 per share. The resolution was approved by stockholders of record representing all 200 shares of the Corporation's common stock.




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______B.       THE AMENDMENT WAS ADOPTED BY THE BOARD OF DIRECTORS WITHOUT
               SHAREHOLDER ACTION.
               NO SHAREHOLDER VOTE WAS REQUIRED FOR ADOPTION.

______C. THE AMENDMENT WAS ADOPTED BY THE INCORPORATORS WITHOUT SHAREHOLDER ACTION.
               NO SHAREHOLDER VOTE WAS REQUIRED FOR ADOPTION.

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                                  5. EXECUTION:

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                      Dated this 5th day of February, 2003
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
-------------------------------------------------------------------------------------------------------------------------
Christopher C. Cambria                    Secretary                               /s/ Christopher C. Cambria
-------------------------------------------------------------------------------------------------------------------------
    PRINT OR TYPE NAME OF SIGNATORY               CAPACITY OF SIGNATORY                         SIGNATURE

-------------------------------------------------------------------------------------------------------------------------

                          CERTIFICATE OF INCORPORATION

                                       OF

                              IMC ACQUISITION CORP.

                                     -------

                  The undersigned, for the purpose of forming a corporation under the provisions of the Stock Corporation Act of the State of Connecticut, does hereby certify that:

                  FIRST:  The name of the corporation is IMC ACQUISITION CORP.

                  SECOND: The nature of the business to be transacted, or the purposes to be promoted or carried out by the corporation.

                  To engage in any lawful act or activity for which corporations may be formed under the Stock Corporation Act.

                  THIRD: The authorized number of shares of the corporation is two hundred, all of which are designated as common shares and are of a par value of one cent each.

                  FOURTH: No holder of any of the shares of the corporation shall be entitled as of right to purchase or subscribe for any unissued shares of any class or any additional shares of any class to be issued by reason of any increase of the authorized shares of the corporation, or bonds, certificates of indebtedness, debentures, or other securities convertible into shares of the corporation or carrying any right to purchase shares of any class, but any such unissued shares or such additional authorized issue of any shares or of other securities convertible into shares, or carrying any right to purchase shares, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations, or associations and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its discretion.

                  FIFTH: The minimum amount of stated capital with which the corporation shall commence business is one thousand dollars.

                  SIXTH: For the regulation and management of the affairs of the corporation, it is further provided:

                    1. Whenever any provision of the Stock Corporation Act shall otherwise require for the approval of any specified corporate action the authorization of at least two-thirds of the voting power of shareholders entitled to vote, any such corporate action shall be approved by the authorization of at least a majority of the voting power of the shareholders entitled to vote; and whenever the corporation shall have one or more classes or series of shares which are denied voting power under the Certificate of Incorporation but the authorization of at least two-thirds of the voting power of said class or series is otherwise required for the approval of any specified corporate action under the Stock Corporation Act, any such corporate action shall be approved by said class or series by the authorization of at least a majority of the voting power of each such class and of each such series.

                    2. To the extent permitted by the Stock Corporation Act, and in conformity with the provisions thereof, any corporate action permitted to be taken at a meeting of shareholders entitled to vote may be taken without a meeting by a consent in writing signed by the holders of at least a majority of the voting power of each class entitled to vote.

                    3. Whenever the corporation shall be engaged in the business of exploiting natural resources, dividends may be declared and paid in cash or property and charged against depletion reserves.

                    4. To the extent permitted by the Stock Corporation Act, and in conformity with the provisions thereof, distributions in cash or property may be made out of capital surplus available therefor without the authorization of the shareholders of any class of the corporation.

                    5. To the extent permitted by the Stock Corporation Act, and in conformity with the provisions thereof, acquisitions of its own shares out of unreserved and unrestricted capital surplus may be made by the corporation without the authorization of the shareholders of any class of the corporation.

                    6. One or more or all of the directors of the corporation
               may be removed for cause or without cause by the shareholders entitled to vote for their election. The Board of Directors shall have power to remove any director for cause and to suspend any director pending a final determination that cause exists.

                    7. The corporation shall, to the fullest extent permitted by
               Section 33-320a of the Stock Corporation Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section.

                I, the undersigned, do hereby declare under the penalties of false statement that the statements contained in the foregoing document are true and do hereby sign this document at New York, New York on June 19, 1989.



                                                 /s/ Devi Sakhichand
                                              --------------------------------
                                              Devi Sakhichand, Incorporator

CERTIFICATE

AMENDING OR RESTATING CERTIFICATE
OF INCORPORATION   BY ACTION OF   [ ]  INCORPORATORS   [ ]  BOARD OF DIRECTORS   [X] BOARD OF DIRECTORS AND   [ ] BOARD OF DIRECTORS
41-38                                                                                  SHAREHOLDERS                 AND MEMBERS
                                                                                   (Stock Corporation)        (Nonstock Corporation)
                                                                                                            ------------------------
                                                                                                            For office use only
                              STATE OF CONNECTICUT                                                          ------------------------
                             SECRETARY OF THE STATE                                                         ACCOUNT NO.

                                                                                                            ------------------------
                                                                                                            INITIALS

                                                                                                            ------------------------

====================================================================================================================================
1.  NAME OF CORPORATION                                                     DATE
                                  IMC ACQUISITION CORP.                                    September 15, 1989
--------------------------------- ----------------------------------------- -------------- -----------------------------------------
2. THE CERTIFICATE OF             [ ] A.  AMENDED ONLY    [ ] B. AMENDED AND RESTATED  [ ] C.  RESTATED ONLY BY THE FOLLOWING
   INCORPORATION IS                                                                            RESOLUTIONS

              RESOLVED, that the officers of IMC Acquisition Corp. (the "Corporation") are authorized and directed to take any and all steps necessary to amend Article "FIRST" of the Certificate of Incorporation of the Corporation by deleting such Article in its entirety and by substituting the following in its place and stead:

                    "FIRST: The name of the corporation is INTERNATIONAL
               MICROWAVE CORPORATION."




3. (Omit if 2A is checked.)
     (a) THE ABOVE RESOLUTION MERELY RESTTES AND DOES NOT CHANGE THE PROVISIONS OF THE ORIGINAL CERTIFICATE OF INCORPORATION AS SUPPLEMENTED AND AMENDED TO DATE, EXCEPT AS FOLLOWS: (Indicate amendments made, if any; if note, so indicate.)


     (b) OTHER THAN AS INDICATED IN PAR. 3(A), THERE IS NO DISCREPANCY BETWEEN THE PROVISIONS OF THE ORIGINAL CERTIFICATE OF INCORPORATION AS SUPPLEMENTED TO DATE, AND THE PROVISIONS OF THIS CERTIFICATE RESTATING THE CERTIFICATE OF INCORPORATION.
================================================================================
     BY ACTION OF THE INCORPORATORS

     [ ]  4.   THE ABOVE RESOLUTION WAS ADOPTED BY VOTE OF AT LEAST TWO-THIRDS
               OF THE INCORPORATORS BEFORE THE ORGANIZATION MEETING OF THE
               CORPORATION, AND APPROVED IN WRITING BY ALL SUBSCRIBERS (if any)
               FOR SHARES OF THE CORPORATION (or if nonstock corporation, by all applicants for membership entitled to vote, if any.)

     WE (at least two-thirds of the incorporators) HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATE ARE TRUE.
--------------------------------------------------------------------------------
     SIGNED                       SIGNED                         SIGNED
--------------------------------------------------------------------------------
                                    APPROVED

          (All subscribers, or, if nonstick corporation, all applicants for membership entitled to vote, if none, so indicate)
--------------------------------------------------------------------------------
     SIGNED                       SIGNED                         SIGNED

================================================================================
                                                                      (Over)

                                   (Continued)

====================================================================================================================================
BY ACTION OF BOARD OF DIRECTORS

[  ]    4.  (Omit if 2.C is checked)  THE ABOVE RESOLUTION WAS ADOPTED BY THE BOARD OF DIRECTORS ACTING ALONE,

[  ]    THERE BEING NO SHAREHOLDERS OR SUBSCRIBERS.                    [  ]  THE BOARD OF DIRECTORS BEING SO AUTHORIZED PURSUANT
[  ]    THE CORPORATION BEING A NONSTOCK CORPORATION AND                     TO SECTION 33-341, CONN. G.S. AS AMENDED:
        HAVING NO MEMBERS AND NO APPLICANTS FOR MEMBERSHIP
        ENTITLED TO VOTE ON SUCH RESOLUTION.
------------------------------------------------------------------------------------------------------------------------------------
 5. THE NUMBER OF AFFIRMATIVE VOTES REQUIRED TO ADOPT      6. THE NUMBER OF DIRECTORS' VOTES IN FAVOR OF THE RESOLUTION WAS:
     SUCH RESOLUTION IS:
------------------------------------------------------------------------------------------------------------------------------------
 WE HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATE ARE TRUE.

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 NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)       NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
------------------------------------------------------------------------------------------------------------------------------------
 SIGNED (President or Vice President)                      SIGNED  (Secretary or Assistant Secretary)

------------------------------------------------------------------------------------------------------------------------------------
BY ACTION OF BOARD OF DIRECTORS AND MEMBERS

[X]     4. THE ABOVE RESOLUTION WAS ADOPTED BY THE BOARD OF DIRECTORS AND BY SHAREHOLDERS.
  5.  VOTE OF SHAREHOLDERS:
  (a)  (Use if no shares are required to be voted as a class.)
------------------------------------------------------------------------------------------------------------------------------------
  NUMBER OF SHARES ENTITLED TO VOTE       TOTAL VOTING POWER        VOTE REQUIRED FOR ADOPTION      VOTE FAVORING ADOPTION
              -100-                              -100-                       -100-                            -100-
------------------------------------------------------------------------------------------------------------------------------------
     (b)  (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


  WE HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATES ARE TRUE.
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      NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)       NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
      Joseph Profit, Sr., President                             Daniel B. Mitchell, Secretary
------------------------------------------------------------------------------------------------------------------------------------
      SIGNED  (President or Vice President)                     SIGNED  (Secretary or Assistant Secretary)


      /s/ Joseph Profit, Sr., President                         /s/ Daniel B. Mitchell, Srecretary

------------------------------------------------------------------------------------------------------------------------------------
BY ACTION OF BOARD OF DIRECTORS AND MEMBERS

[X]     4.  THE ABOVE RESOLUTION WAS ADOPTED BY THE BOARD OF DIRECTORS AND BY MEMBERS.
  5.  VOTE OF MEMBERS:
      (a) (Use if no members are required to be voted as a class.)
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  NUMBER OF MEMBERS VOTING     TOTAL VOTING POWER           VOTE REQUIRED FOR ADOPTION   VOTE FAVORING ADOPTION

------------------------------------------------------------------------------------------------------------------------------------
     (b)  (If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)




 WE HEREBY DECLARE, UNDER THE PENALTIES OF FALSE STATEMENT THAT THE STATEMENTS MADE IN THE FOREGOING CERTIFICATES ARE TRUE.
------------------------------------------------------------------------------------------------------------------------------------
 NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)       NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

------------------------------------------------------------------------------------------------------------------------------------
 SIGNED  (President or Vice President)                     SIGNED  (Secretary or Assistant Secretary)

====================================================================================================================================

    FILING FEE               CERTIFICATION FEE       TOTAL FEES
    $                        $                       $
    ----------------------------------------------------------------------------
    SIGNED (FOR SECRETARY OF THE STATE)

    ----------------------------------------------------------------------------
    CERTIFIED COPY SENT ON (Date)               INITIALS

    ----------------------------------------------------------------------------
    TO

    ----------------------------------------------------------------------------
    CARD                                                 PROOF

================================================================================

APPOINTMENT OF STATUTORY AGENT FOR SERVICE
DOMESTIC CORPORATION
61-6 Rev. 6/88
                             SECRETARY OF THE STATE

                              State of Connecticut

Name of Corporation:  IMC ACQUISITION CORP.                                                       Complete All Blanks

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                The above corporation appoints as its statutory agent for service, one of the following:
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Name of Natural Person Who is Resident of Connecticut            Business Address                    Zip Code

                                                                 Residence Address                   Zip Code

----------------------------------------------------------------------------------------------------------------------
Name of Connecticut Corporation                                  Address of Principal Office in Conn.
                                                                 (If none, enter address of appointee's statutory
                                                                 agent for service)

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Name of Corporation                                              Address of Principal Office in Conn.
(Not organized under the Laws of Conn.*)                         (If none, enter ``Secretary of the State of Conn.''
The Prentice-Hall Corportion Systems, Inc.                       30 High Street
                                                                 Hartford, Connecticut 06103

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         * Which has procured a Certificate of Authority to transact business or conduct affairs in this state

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                                                    AUTHORIZATION
----------------------------------------------------------------------------------------------------------------------
                                  NAME OF INCORPORATOR (PRINT OR TYPE)        SIGNED (INCORPORATOR)         DATE
 ORIGINAL APPOINTMENT (MUST BE    DEVI SAKHICHAND
    SIGNED BY A MAJORITY OF                                                     /S/ DEVI SAKHICHAND
        INCORPORATORS)            -------------------------------------------------------------------
                                    NAME OF INCORPORATOR (PRINT OR TYPE)       SIGNED (INCORPORATOR)

                                  -------------------------------------------------------------------
                                    NAME OF INCORPORATOR (PRINT OR TYPE)       SIGNED (INCORPORATOR)

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
    SUBSEQUENT APPOINTMENT          NAME OF PRESIDENT, VICE PRESIDENT OR SECRETARY                            DATE

                                  --------------------------------------------------------------------
                                    SIGNED (PRESIDENT, VICE PRESIDENT OR SECRETARY)

                                  -------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
ACCEPTANCE:  NAME OF STATUTORY AGENT FOR SERVICE (PRINT OR TYPE)            SIGNED (STATUTORY AGENT FOR SERVICE)

The Prentice-Hall Corporation System, Inc.                                  By       Grant M. Dawson
                                                                                     (secretary)
----------------------------------------------------------------------------------------------------------------------
FOR OFFICIAL USE ONLY                      REC:  CC:

                                           ---------------------------------------------------------------------------


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                                           PLEASE PROVIDE FILER'S NAME AND COMPLETE ADDRESS FOR MAILING RECEIPT